Exhibit 99.1

ALERE INC. ANNOUNCES

THIRD QUARTER 2014 RESULTS

WALTHAM, MA…October 28, 2014…Alere Inc. (NYSE: ALR), a global leader in rapid diagnostics and health information solutions, today announced its financial results for the quarter ended September 30, 2014.

Namal Nawana, Chief Executive Officer and President of Alere said, “We made great progress during the third quarter to reset our strategic direction to focus on our strengths as the Global Leader in Rapid Diagnostics. Doing so has allowed us to begin to execute a significant cost reduction program and to clearly identify non-core assets for disposition. As we announced earlier today, the agreement that we reached with Optum for the disposition of our Alere Health organization is a great step towards simplifying and focusing our organization and achieving our strategic goals.”

Financial results for the third quarter of 2014:

•	Net revenue of $736.2 million for the third quarter of 2014, compared to $753.3 million for the third quarter of 2013. Non-GAAP adjusted net revenue was $736.6 million for the third quarter of 2014, compared to $753.9 million for the third quarter of 2013.

•	Loss from continuing operations of $98.6 million attributable to common shareholders of Alere Inc., and respective net loss per diluted common share of $1.19 for the third quarter of 2014, compared to net loss from continuing operations of $21.7 million attributable to common shareholders of Alere Inc., and respective net loss per diluted common share of $0.27 for the third quarter of 2013.

•	Non-GAAP adjusted net income from continuing operations attributable to common shareholders of Alere Inc. per diluted common share of $0.48 for the third quarter of 2014, compared to non-GAAP adjusted net income from continuing operations attributable to common shareholders per diluted common share of $0.61 for the third quarter of 2013.

•	Net product and services revenue from our Professional Diagnostics segment was

$581.8 million in the third quarter of 2014, compared to net product and services revenue of $587.3 million in the third quarter of 2013. Non-GAAP adjusted net product and services revenue from our Professional Diagnostics segment was $582.1 million in the third quarter of 2014, compared to non-GAAP adjusted net product and services revenue of $587.8 million in the third quarter of 2013.

•	U.S. influenza and meter-based Triage product revenues were $15.0 million and $15.8 million, respectively, for the third quarter of 2014, compared to $18.3 million and $17.7 million, respectively, for the third quarter of 2013.

•	Excluding the impact of the change in U.S. influenza revenues and the impact on revenues from the U.S. meter-based Triage product sales, currency-adjusted organic growth in our Professional Diagnostics segment was negative 1.2%. This decrease reflects a 5.4% decrease in adjusted U.S. revenues, compared to the third quarter of 2013, offset by a 3.3% increase in our international business. The decrease in the U.S. business principally relates to lower revenues from sales of Beckman Coulter BNP tests due to supply constraints and to lower pain management revenues in our Toxicology business. New products contributed favorably to our overall adjusted growth rate, with sales of CD4 products increasing from $5.0 million in Q3 2013 to $7.6 million in Q3 2014 and Epoc sales increasing from $5.7 million to $6.7 million for the same periods.

•	Net product and services revenue from our Health Information Solutions segment was $123.9 million in the third quarter of 2014, compared to $133.7 million in the third quarter of 2013, reflecting growth in our patient self-testing business from $27.0 million in the third quarter of 2013 to $30.2 million in the third quarter of 2014.

•	Gross margin was 46.6% of net revenue in the third quarter of 2014, compared to 49.0% in the third quarter of 2013. Non-GAAP adjusted gross margins, which exclude from cost of net revenue amortization of acquisition-related intangibles, stock-based compensation expense, restructuring charges, and non-cash charges associated with acquired inventory, was 49.6% of non-GAAP adjusted net revenue in the third quarter of 2014, compared to 52.1% in the third quarter of 2013 and 48.4% in the second quarter of 2014.

•	Non-GAAP adjusted selling, general and administrative expenses were $207.1 million or 28.1% of adjusted net revenue in the third quarter of 2014, compared to $218.8 million or 29.0% of adjusted net revenue in the third quarter of 2014. Non-GAAP adjusted research and development expense was $31.6 million, or 4.3% of adjusted net revenue, compared to $37.1 million, or 4.9% of adjusted net revenues, in Q3 2013

•	Free cash flow for the third quarter of 2014 was a $62.9 million, reflecting cash flow from operations of $91.7 million, offset by capital expenditures of $28.8 million. Of the $91.7 million of operating cash flows during the third quarter, $96.4 million was cash flows from continuing operations.

•	Non-GAAP EBITDA for the third quarter of 2014 was $129.4 million, which reflects adjustments to add back non-interest related restructuring charges of $17.9 million, $0.3 million of acquisition-related costs and $6.2 million of costs associated with potential business dispositions. On a last-twelve-months basis, our non-GAAP adjusted EBITDA, with restructuring, acquisition and other costs added back, was $630.3 million, resulting in a net debt to non-GAAP adjusted EBITDA ratio of 5.3 times.

The Company’s GAAP results for the third quarter of 2014 exclude $0.3 million of revenue associated with acquired software license contracts that are not recognized due to business combination accounting rules and include $66.1 million of amortization, $17.9 million of restructuring charges, $3.2 million of stock-based compensation expense, $0.3 million of acquisition-related costs recorded in accordance with ASC 805, Business Combinations, $6.2 million of costs associated with potential business dispositions, $0.4 million of interest expense recorded in connection with fees paid for certain debt modifications, $0.7 million in compensation charges and $0.1 million of related interest accretion associated with acquisition-related contingent consideration obligations, $0.4 million loss on the sale of our equity investment in Vedalab S.A., offset by the reversal of $5.5 million of expense recorded for fair value adjustments to acquisition-related contingent consideration. The Company’s GAAP results for the third quarter of 2013 exclude $0.5 million of revenue associated with acquired software license contracts that are not recognized due to business combination accounting rules and include amortization of $82.4 million, $7.8 million of restructuring charges, $5.7 million of stock-based compensation expense, $0.5 million of acquisition-related costs recorded in accordance with ASC 805, Business Combinations, $2.7 million of expense recorded for fair value adjustments to acquisition-related contingent consideration, $0.4 million of interest expense recorded in connection with fees paid for certain debt modifications, $0.8 million in compensation charges and $0.1 million of related interest accretion associated with acquisition-related contingent consideration obligations, a $0.7 million charge associated with the write-up to fair market value of inventory acquired in connection with the acquisition of Epocal Inc., $5.5 million of costs associated with the proxy contest, a $5.9 million loss associated with the disposition of our Spinreact, S.A. subsidiary located in Spain and a $0.04 million adjustment to the bargain purchase gain in connection with our acquisition of the Liberty business.

Detailed reconciliations of the non-GAAP financial measures presented in this release to the most directly comparable financial measures under GAAP, as well as a discussion regarding these non-GAAP financial measures, are included in the schedules to this press release.

The Company will host a conference call beginning at 8:30 a.m. (Eastern Time) today, October 28, 2014, to discuss these results, as well as other corporate matters. During the conference call, the Company may answer questions concerning business and financial developments and trends and other business and financial matters. The Company’s responses to these questions, as well as other matters discussed during the conference call, may contain or constitute material information that has not been previously disclosed.

The conference call may be accessed by dialing (877) 443-4809 (domestic) or (412) 902-6615 (international) and asking for Alere Inc. A webcast of the call can also be accessed via the Alere website at http://www.alere.com/us/en/about/investor-relations/events.html, or directly through the following link: http://www.videonewswire.com/event.asp?id=100809.

A replay of the call will be available approximately one hour after the conclusion of the call and will remain available for a period of seven days following the call. The replay may be accessed by dialing (877) 344-7529 (domestic) or (412) 317-0088 (international) and entering replay code 10054917. The replay will also be available via online webcast at http://www.videonewswire.com/event.asp?id=100809 or via the Alere website at http://www.alere.com/us/en/about/investor-relations/events.html for a period of 60 days following the call.

Additionally, reconciliations to non-GAAP financial measures not included in this press release that may be discussed during the call will also be available at the Alere website (http://www.alere.com/us/en/about/investor-relations/events.html) under the Earnings Calls and Releases section shortly before the conference call begins and will continue to be available on this website.

For more information about Alere, please visit our web site at http://www.alere.com.

About Alere

Because Knowing now matters™, Alere delivers reliable and actionable information through rapid diagnostic tests, resulting in better clinical and economic healthcare outcomes globally. Headquartered in Waltham, Mass., Alere focuses on rapid diagnostics for infectious disease, cardiometabolic disease and toxicology. For more information on Alere, please visit www.alere.com.

Contact

Jon Russell

VP, Finance

InvestorRelations@alere.com

Alere Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

	Three Months Ended September 30,
	2014	2013

Net product sales and services revenue	$732,064	$749,136
License and royalty revenue	4,182	4,184

Net revenue	736,246	753,320
Cost of net revenue	393,387	384,003

Gross profit	342,859	369,317
Gross margin	47%	49%

Operating expenses:
Research and development	38,726	40,498
Selling, general and administrative	266,521	297,350
Loss on disposition	—	5,885

Operating income	37,612	25,584
Interest and other income (expense), net	(60,741)	(62,288)

Loss from continuing operations before provision (benefit) for income taxes	(23,129)	(36,704)
Provision (benefit) for income taxes	76,648	(14,980)

Loss from continuing operations before equity earnings of unconsolidated entities, net of tax	(99,777)	(21,724)
Equity earnings of unconsolidated entities, net of tax	6,277	5,753

Loss from continuing operations	(93,500)	(15,971)
Income (loss) from discontinued operations, net of tax	7,045	(3,118)

Net loss	(86,455)	(19,089)
Less: Net income (loss) attributable to non-controlling interests	(306)	359

Net loss attributable to Alere Inc. and Subsidiaries	(86,149)	(19,448)

Preferred stock dividends	(5,367)	(5,367)

Net loss available to common stockholders	$(91,516)	$(24,815)

Basic and diluted net loss per common share attributable to Alere Inc. and Subsidiaries:
Loss from continuing operations	$(1.19)	$(0.27)
Income (loss) from discontinued operations	0.09	(0.03)

Net loss per common share	$(1.10)	$(0.30)

Weighted average shares - basic and diluted	83,115	81,735

Alere Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

	Nine Months Ended September 30,
	2014	2013

Net product sales and services revenue	$2,173,825	$2,242,220
License and royalty revenue	15,999	13,113

Net revenue	2,189,824	2,255,333
Cost of net revenue	1,154,057	1,136,846

Gross profit	1,035,767	1,118,487
Gross margin	47%	50%

Operating expenses:
Research and development	114,855	120,860
Selling, general and administrative	857,525	882,527
Loss on disposition	638	5,885

Operating income	62,749	109,215
Interest and other income (expense), net	(157,564)	(211,532)

Loss from continuing operations before provision (benefit) for income taxes	(94,815)	(102,317)
Provision (benefit) for income taxes	63,109	(30,359)

Loss from continuing operations before equity earnings of unconsolidated entities, net of tax	(157,924)	(71,958)
Equity earnings of unconsolidated entities, net of tax	13,716	13,238

Loss from continuing operations	(144,208)	(58,720)
Income (loss) from discontinued operations, net of taxes	2,047	(8,246)

Net loss	(142,161)	(66,966)
Less: Net income (loss) attributable to non-controlling interests	(136)	601

Net loss attributable to Alere Inc. and Subsidiaries	(142,025)	(67,567)

Preferred stock dividends	(15,926)	(15,926)

Net loss available to common stockholders	$(157,951)	$(83,493)

Basic and diluted net loss per common share attributable to Alere Inc. and Subsidiaries:
Loss from continuing operations	$(1.93)	$(0.92)
Income (loss) from discontinued operations	0.02	(0.11)

Net loss per common share	$(1.91)	$(1.03)

Weighted average shares - basic and diluted	82,719	81,417

Alere Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

(in thousands)

	September 30, 2014	December 31, 2013
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$444,853	$361,626
Restricted cash	38,156	6,273
Marketable securities	794	858
Accounts receivable, net	517,434	547,860
Inventories, net	362,102	364,185
Prepaid expenses and other current assets	161,677	190,015
Assets held for sale	2,143	19,052

Total current assets	1,527,159	1,489,869

PROPERTY, PLANT AND EQUIPMENT, NET	526,922	543,877
GOODWILL AND OTHER INTANGIBLE ASSETS, NET	4,579,501	4,818,836
RESTRICTED CASH - NON-CURRENT	—	29,370
DEFERRED FINANCING COSTS AND OTHER ASSETS, NET	175,039	178,862

Total assets	$6,808,621	$7,060,814

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Short-term debt and current portions of long-term debt and capital lease obligations	$93,037	$55,967
Liabilities related to assets held for sale	2,186	28,327
Other current liabilities	621,663	614,627

Total current liabilities	716,886	698,921

LONG-TERM LIABILITIES:
Long-term debt and capital lease obligations, net of current portions	3,696,438	3,787,195
Deferred tax liabilities	310,330	329,249
Other long-term liabilities	192,686	162,601

Total long-term liabilities	4,199,454	4,279,045

TOTAL EQUITY	1,892,281	2,082,848

Total liabilities and equity	$6,808,621	$7,060,814

Alere Inc. and Subsidiaries

Reconciliation to Non-GAAP Adjusted Operating Results

(in thousands, except per share amounts)

	Three Months Ended September 30,
	2014	2013
Reconciliation to Non-GAAP Adjusted Operating Income (1)
Operating income	$37,612	$25,584

Adjustment related to acquired software license contracts	324	535
Amortization of acquisition-related intangible assets	65,853	81,963
Restructuring charges	17,726	7,694
Stock-based compensation expense	3,167	5,662
Compensation charges associated with acquisition-related contingent consideration obligations	670	762
Acquisition-related costs	325	450
Fair value adjustments to acquisition-related contingent consideration	(5,537)	1,819
Non-cash charge associated with acquired inventory	—	708
Costs associated with potential business dispositions	6,203	—
Costs associated with proxy contest	—	5,467
Loss on disposition	—	5,885

Non-GAAP adjusted operating income	$126,343	$136,529

	Three Months Ended September 30,
	2014	2013
Reconciliation to Non-GAAP Adjusted Net Income (1)
Net loss available to common stockholders	$(91,516)	$(24,815)

Adjustment related to acquired software license contracts	324	535
Amortization of acquisition-related intangible assets	65,858	82,019
Restructuring charges	17,869	7,805
Stock-based compensation expense	3,167	5,662
Compensation charges associated with acquisition-related contingent consideration obligations	670	762
Acquisition-related costs	325	450
Fair value adjustments to acquisition-related contingent consideration	(5,537)	1,819
Non-cash charge associated with acquired inventory	—	708
Costs associated with potential business dispositions	6,203	—
Costs associated with proxy contest	—	5,467
Loss on disposition	—	5,885
Loss on sale of equity investment	457	—
Interest expense recorded in connection with fees paid for certain debt modifications and the termination of our senior secured credit facility	363	364
Interest accretion associated with acquisition-related compensation charges	102	98
Bargain purchase gain associated with the acquisition of the Liberty business	—	39
Amortization of acquisition-related intangible assets and fair value adjustments to acquisition-related contingent consideration-discontinued operations	(10,903)	727
Income tax effects on items above	50,527	(37,455)

Non-GAAP adjusted net income available to common stockholders	$37,909	$50,070

Net loss per diluted common share from continuing operations	$(1.19)	$(0.27)
Net income (loss) per diluted common share from discontinued operations	0.09	(0.03)

Net loss per diluted common share	$(1.10)	$(0.30)

Non-GAAP adjusted net income per diluted common share from continuing operations	$0.48	$0.61
Non-GAAP adjusted net income (loss) per diluted common share from discontinued operations	(0.04)	(0.02)

Non-GAAP adjusted net income per diluted common share	$0.44	$0.59

Weighted average shares - diluted	83,115	81,735

Non-GAAP adjusted weighted average shares - diluted	87,930	95,830

(1)	In calculating “Non-GAAP adjusted operating income” and “Non-GAAP adjusted net income available to common stockholders”, the Company excludes (i) certain non-cash charges, including amortization expense and stock-based compensation expense, (ii) non-recurring charges and income, and (iii) certain other charges and income that have a significant positive or negative impact on results yet do not occur on a consistent or regular basis in its business. In determining whether a particular item meets one of these criteria, management considers facts and circumstances that it believes are relevant. Management believes that excluding such charges and income from operating income and net income or loss allows investors and management to evaluate and compare the Company’s operating results from continuing operations from period to period in a meaningful and consistent manner. Due to the frequency of their occurrence in its business, the Company does not adjust operating income or net income or loss for the costs associated with litigation, including payments made or received through settlements. It should be noted that “Non-GAAP adjusted operating income” and “Non-GAAP adjusted net income available to common stockholders” are not standard financial measurements under accounting principles generally accepted in the United States of America (“GAAP”) and should not be considered as an alternative to operating income and net income or loss or cash flow from operating activities, as a measure of liquidity or as an indicator of operating performance or any measure of performance derived in accordance with GAAP. In addition, all companies do not calculate non-GAAP financial measures in the same manner and, accordingly, “Non-GAAP adjusted operating income” and “Non-GAAP adjusted net income available to common stockholders” presented in this press release may not be comparable to similar measures used by other companies.

Alere Inc. and Subsidiaries

Reconciliation to Non-GAAP Adjusted Operating Results

(in thousands, except per share amounts)

	Nine Months Ended September 30,
	2014	2013
Reconciliation to Non-GAAP Adjusted Operating Income (1)
Operating income	$62,749	$109,215

Adjustment related to acquired software license contracts	1,116	1,770
Amortization of acquisition-related intangible assets	197,726	236,418
Restructuring charges	40,771	19,630
Stock-based compensation expense	7,751	14,462

Compensation charges associated with acquisition-related contingent consideration obligations	1,673	2,032
Acquisition-related costs	695	1,772
Fair value adjustments to acquisition-related contingent consideration	17,042	16,295
Non-cash charge associated with acquired inventory	—	1,880
Costs associated with potential business dispositions	20,763	—
Costs associated with proxy contest	—	5,467
Loss on disposition	638	5,885

Non-GAAP adjusted operating income	$350,924	$414,826

	Nine Months Ended September 30,
	2014	2013
Reconciliation to Non-GAAP Adjusted Net Income (1)
Net loss available to common stockholders	$(157,951)	$(83,493)

Adjustment related to acquired software license contracts	1,116	1,770
Amortization of acquisition-related intangible assets	197,769	236,678
Restructuring charges	41,147	19,858
Stock-based compensation expense	7,751	14,462

Compensation charges associated with acquisition-related contingent consideration obligations	1,673	2,032
Acquisition-related costs	695	1,772
Fair value adjustments to acquisition-related contingent consideration	17,042	16,295
Non-cash charge associated with acquired inventory	—	1,880
Costs associated with potential business dispositions	20,763	—
Costs associated with proxy contest	—	5,467
Loss on disposition	638	5,885
Loss on sale of equity investment	457	—
Interest expense recorded in connection with fees paid for certain debt modifications and the termination of our senior secured credit facility	1,091	2,126
Interest accretion associated with acquisition-related compensation charges	295	258
Non-cash write-off of an investment	—	5,110
Bargain purchase gain associated with the acquisition of the Liberty business	—	(8,023)
Expense associated with extinguishment of debt	—	35,767
Amortization of acquisition-related intangible assets and fair value adjustments to acquisition-related contingent consideration - discontinued operations	(11,073)	2,181
Income tax effects on items above	(2,605)	(111,362)

Non-GAAP adjusted net income available to common stockholders	$118,808	$148,663

Net loss per diluted common share from continuing operations	$(1.93)	$(0.92)
Net income (loss) per diluted common share from discontinued operations	0.02	(0.11)

Net loss per diluted common share	$(1.91)	$(1.03)

Non-GAAP adjusted net income per diluted common share from continuing operations	$1.49	$1.81

Non-GAAP adjusted net income (loss) per diluted common share from discontinued operations	0.10	(0.06)

Non-GAAP adjusted net income per diluted common share	$1.39	$1.75

Weighted average shares - diluted	82,719	81,417

Non-GAAP adjusted weighted average shares - diluted	87,312	95,244

(1)	In calculating “Non-GAAP adjusted operating income” and “Non-GAAP adjusted net income available to common stockholders”, the Company excludes (i) certain non-cash charges, including amortization expense and stock-based compensation expense, (ii) non-recurring charges and income, and (iii) certain other charges and income that have a significant positive or negative impact on results yet do not occur on a consistent or regular basis in its business. In determining whether a particular item meets one of these criteria, management considers facts and circumstances that it believes are relevant. Management believes that excluding such charges and income from operating income and net income or loss allows investors and management to evaluate and compare the Company’s operating results from continuing operations from period to period in a meaningful and consistent manner. Due to the frequency of their occurrence in its business, the Company does not adjust operating income or net income or loss for the costs associated with litigation, including payments made or received through settlements. It should be noted that “Non-GAAP adjusted operating income” and “Non-GAAP adjusted net income available to common stockholders” are not standard financial measurements under accounting principles generally accepted in the United States of America (“GAAP”) and should not be considered as an alternative to operating income and net income or loss or cash flow from operating activities, as a measure of liquidity or as an indicator of operating performance or any measure of performance derived in accordance with GAAP. In addition, all companies do not calculate non-GAAP financial measures in the same manner and, accordingly, “Non-GAAP adjusted operating income” and “Non-GAAP adjusted net income available to common stockholders” presented in this press release may not be comparable to similar measures used by other companies.

Alere Inc. and Subsidiaries

Selected Consolidated Revenues by Business Area (1)

(in thousands)

Professional Diagnostics Segment					% Change	% Change
	Q3 2014	YTD 2014	Q3 2013	YTD 2013	Q3 14 v. Q3 13	YTD 14 v. YTD 13
Infectious disease	$177,339	$507,010	$172,739	$520,289	3%	-3%
Toxicology	161,940	478,514	166,536	481,469	-3%	-1%
Cardiology	108,501	331,917	116,281	349,650	-7%	-5%
Diabetes	49,477	151,425	53,150	178,138	-7%	-15%
Other (1)	84,501	252,303	78,607	235,992	7%	7%

Professional diagnostics net product sales and services revenue (1)	581,758	1,721,169	587,313	1,765,538	-1%	-3%
License and royalty revenue	4,183	14,687	3,488	11,517	20%	28%

Professional diagnostics net revenue	$585,941	$1,735,856	$590,801	$1,777,055	-1%	-2%

Health Information Solutions Segment					% Change	% Change
	Q3 2014	YTD 2014	Q3 2013	YTD 2013	Q3 14 v. Q3 13	YTD 14 v. YTD 13
Condition and case management	$48,356	$145,215	$55,992	$161,475	-14%	-10%
Wellness	21,546	70,030	22,223	75,753	-3%	-8%
Women’s & children’s health	23,769	70,308	28,431	86,767	-16%	-19%
Patient self-testing services	30,185	86,799	27,025	77,437	12%	12%

Health information solutions net revenue	$123,856	$372,352	$133,671	$401,432	-7%	-7%

(1)	Revenues are presented in accordance with generally accepted accounting principles and exclude an adjustment of $0.3 million and $1.1 million, and $0.5 million and $1.8 million related to acquired software license contracts which were not recognized during the three and nine months ended September 30, 2014 and 2013, respectively, due to business combination accounting rules.

Alere Inc. and Subsidiaries

Reconciliation of Operating Income (Loss) to Non-GAAP Adjusted Operating Income (Loss)

(in thousands)

	For the Three Months Ended September 30, 2014
Operating Segment	Professional Diagnostics	Health Information Solutions	Consumer Diagnostics	Corporate	Total

Net revenue	$585,941	$123,856	$26,449	$—	$736,246
Adjustment related to acquired software license contracts (1)	324	—	—	—	324

Non-GAAP adjusted net revenue	$586,265	$123,856	$26,449	$—	$736,570

Operating income (loss)	$56,499	$9,824	$3,743	$(32,454)	$37,612
Adjustment related to acquired software license contracts (1)	324	—	—	—	324
Amortization of acquisition-related intangible assets	56,063	8,282	175	1,333	65,853
Restructuring charges	14,124	424	—	3,178	17,726
Stock-based compensation expense	—	—	—	3,167	3,167
Compensation charges associated with acquisition-related contingent consideration obligations	670	—	—	—	670
Acquisition-related costs	—	—	—	325	325
Fair value adjustments to acquisition-related contingent consideration	(4,237)	(4,400)	—	3,100	(5,537)
Costs associated with potential business dispositions	5,885	318	—	—	6,203
Loss on disposition	—	—	—	—	—

Non-GAAP adjusted operating income (loss)	$129,328	$14,448	$3,918	$(21,351)	$126,343

Non-GAAP adjusted operating income (loss) as % of Non-GAAP adjusted net revenue	22.1%	11.7%	14.8%		17.2%

(1)	Estimated revenue related to acquired software license contracts that was not recognized during the third quarter of 2014 due to business combination accounting rules.

	For the Three Months Ended September 30, 2013
Operating Segment	Professional Diagnostics	Health Information Solutions	Consumer Diagnostics	Corporate	Total

Net revenue	$590,801	$133,671	$28,848	$—	$753,320
Adjustment related to acquired software license contracts (1)	535	—	—	—	535

Non-GAAP adjusted net revenue	$591,336	$133,671	$28,848	$—	$753,855

Operating income (loss)	$53,189	$(1,918)	$3,347	$(29,034)	$25,584
Adjustment related to acquired software license contracts (1)	535	—	—	—	535
Amortization of acquisition-related intangible assets	69,556	11,948	459	—	81,963
Non-cash charge associated with acquired inventory	708	—	—	—	708
Restructuring charges	6,033	1,661	—	—	7,694
Stock-based compensation expense	—	—	—	5,662	5,662
Compensation charges associated with acquisition-related contingent consideration obligations	762	—	—	—	762
Acquisition-related costs	—	—	—	450	450
Fair value adjustments to acquisition-related contingent consideration	1,516	(97)	—	400	1,819
Costs associated with proxy contest	—	—	—	5,467	5,467
Loss on disposition	5,885	—	—	—	5,885

Non-GAAP adjusted operating income (loss)	$138,184	$11,594	$3,806	$(17,055)	$136,529

Non-GAAP adjusted operating income (loss) as % of Non-GAAP adjusted net revenue	23.4%	8.7%	13.2%		18.1%

(1)	Estimated revenue related to acquired software license contracts that was not recognized during the third quarter of 2013 due to business combination accounting rules.

Comments:

In calculating “Non-GAAP adjusted operating income (loss)” in the schedule presented above, the Company excludes from “Operating income (loss)” (i) certain non-cash charges, including amortization expense and stock-based compensation expense, (ii) non-recurring charges and income, and (iii) certain other charges and income that have a significant positive or negative impact on results yet do not occur on a consistent or regular basis in its business. In determining whether a particular item meets one of these criteria, management considers facts and circumstances that it believes are relevant. Management believes that excluding such charges and income from “Operating income (loss)” allows investors and management to evaluate and compare the Company’s operating results from continuing operations from period to period in a meaningful and consistent manner. Due to the frequency of their occurrence in its business, the Company does not adjust “Operating income (loss)” for the costs associated with litigation, including payments made or received through settlements. It should be noted that “Non-GAAP adjusted operating income (loss)” is not a standard financial measurement under accounting principles generally accepted in the United States of America (“GAAP”) and should not be considered as an alternative to “Operating income (loss)” as an indicator of operating performance or any measure of performance derived in accordance with GAAP. In addition, all companies do not calculate non-GAAP financial measures in the same manner and, accordingly, “Non-GAAP adjusted operating income (loss)” presented in this schedule may not be comparable to similar measures used by other companies.

Reference should also be made to the Company’s financial results contained in our earnings press release respective to the periods presented in this schedule, which include a more detailed discussion of the adjustments to the GAAP operating results presented above.

Alere Inc. and Subsidiaries

Reconciliation of Operating Income (Loss) to Non-GAAP Adjusted Operating Income (Loss)

(in thousands)

	For the Nine Months Ended September 30, 2014
Operating Segment	Professional Diagnostics	Health Information Solutions	Consumer Diagnostics	Corporate	Total

Net revenue	$1,735,856	$372,352	$81,616	$—	$2,189,824
Adjustment related to acquired software license contracts (1)	1,116	—	—	—	1,116

Non-GAAP adjusted net revenue	$1,736,972	$372,352	$81,616	$—	$2,190,940

Operating income (loss)	$119,341	$6,813	$10,618	$(74,023)	$62,749
Adjustment related to acquired software license contracts (1)	1,116	—	—	—	1,116
Amortization of acquisition-related intangible assets	170,687	25,068	638	1,333	197,726
Restructuring charges	29,571	3,872	—	7,328	40,771
Stock-based compensation expense	—	—	—	7,751	7,751
Compensation charges associated with acquisition-related contingent consideration obligations	1,673	—	—	—	1,673
Acquisition-related costs	—	—	—	695	695

Fair value adjustments to acquisition-related contingent consideration	16,803	(3,161)	—	3,400	17,042
Costs associated with potential business dispositions	20,445	318	—	—	20,763
Loss on disposition	638	—	—	—	638

Non-GAAP adjusted operating income (loss)	$360,274	$32,910	$11,256	$(53,516)	$350,924

Non-GAAP adjusted operating income (loss) as % of Non-GAAP adjusted net revenue	20.7%	8.8%	13.8%		16.0%

(1)	Estimated revenue related to acquired software license contracts that was not recognized during the nine months of 2014 due to business combination accounting rules.

	For the Nine Months Ended September 30, 2013
Operating Segment	Professional Diagnostics	Health Information Solutions	Consumer Diagnostics	Corporate	Total

Net revenue	$1,777,055	$401,432	$76,846	$—	$2,255,333
Adjustment related to acquired software license contracts (1)	1,770	—	—	—	1,770

Non-GAAP adjusted net revenue	$1,778,825	$401,432	$76,846	$—	$2,257,103

Operating income (loss)	$185,925	$(18,832)	$9,031	$(66,909)	$109,215
Adjustment related to acquired software license contracts (1)	1,770	—	—	—	1,770
Amortization of acquisition-related intangible assets	201,817	33,148	1,453	—	236,418
Restructuring charges	9,162	10,468	—	—	19,630
Stock-based compensation expense	—	—	—	14,462	14,462
Compensation charges associated with acquisition-related contingent consideration obligations	2,032	—	—	—	2,032
Non-cash charge associated with acquired inventory	1,880	—	—	—	1,880
Acquisition-related costs	—	—	—	1,772	1,772

Fair value adjustments to acquisition-related contingent consideration	12,909	2,486	—	900	16,295
Costs associated with proxy contest	—	—	—	5,467	5,467
Loss on disposition	5,885	—	—	—	5,885

Non-GAAP adjusted operating income (loss)	$421,380	$27,270	$10,484	$(44,308)	$414,826

Non-GAAP adjusted operating income (loss) as % of Non-GAAP adjusted net revenue	23.7%	6.8%	13.6%		18.4%

(1)	Estimated revenue related to acquired software license contracts that was not recognized during the nine months of 2013 due to business combination accounting rules.

Comments:

In calculating “Non-GAAP adjusted operating income (loss)” in the schedule presented above, the Company excludes from “Operating income (loss)” (i) certain non-cash charges, including amortization expense and stock-based compensation expense, (ii) non-recurring charges and income, and (iii) certain other charges and income that have a significant positive or negative impact on results yet do not occur on a consistent or regular basis in its business. In determining whether a particular item meets one of these criteria, management considers facts and circumstances that it believes are relevant. Management believes that excluding such charges and income from “Operating income (loss)” allows investors and management to evaluate and compare the Company’s operating results from continuing operations from period to period in a meaningful and consistent manner. Due to the frequency of their occurrence in its business, the Company does not adjust “Operating income (loss)” for the costs associated with litigation, including payments made or received through settlements. It should be noted that “Non-GAAP adjusted operating income (loss)” is not a standard financial measurement under accounting principles generally accepted in the United States of America (“GAAP”) and should not be considered as an alternative to “Operating income (loss)” as an indicator of operating performance or any measure of performance derived in accordance with GAAP. In addition, all companies do not calculate non-GAAP financial measures in the same manner and, accordingly, “Non-GAAP adjusted operating income (loss)” presented in this schedule may not be comparable to similar measures used by other companies.

Reference should also be made to the Company’s financial results contained in our earnings press release respective to the periods presented in this schedule, which include a more detailed discussion of the adjustments to the GAAP operating results presented above.

Alere Inc. and Subsidiaries

Reconciliations to Non-GAAP Adjusted P&L Categories

(in thousands)

	Three Months Ended September 30, 2014	Three Months Ended September 30, 2013

Net revenue	$736,246	$753,320
Adjustment related to acquired software license contracts	324	535

Non-GAAP adjusted net revenue	$736,570	$753,855

Cost of net revenue	$393,387	$384,003
Less adjustments:
Amortization of acquisition-related intangible assets	(15,973)	(17,979)
Restructuring charges	(5,654)	(3,556)
Stock-based compensation expense	(291)	(287)
Non-cash charge associated with acquired inventory	—	(708)

Non-GAAP adjusted cost of net revenue	$371,469	$361,473

Non-GAAP adjusted gross profit	$365,101	$392,382

	Three Months Ended September 30, 2014	Three Months Ended September 30, 2013

Research and development	$38,726	$40,498
Less adjustments:
Amortization of acquisition-related intangible assets	(1,372)	(1,231)
Restructuring charges	(5,457)	(1,100)
Stock-based compensation expense	(279)	(1,111)

Non-GAAP adjusted research and development	$31,618	$37,056

	Three Months Ended September 30, 2014	Three Months Ended September 30, 2013

Selling, general and administrative	$266,521	$297,350
Less adjustments:
Amortization of acquisition-related intangible assets	(48,508)	(62,753)
Restructuring charges	(6,615)	(3,038)
Stock-based compensation expense	(2,597)	(4,264)
Compensation charges associated with acquisition-related contingent consideration obligations	(670)	(762)
Acquisition-related costs	(325)	(450)
Fair value adjustments to acquisition-related contingent consideration	5,537	(1,819)
Costs associated with potential business dispositions	(6,203)	—
Costs associated with proxy contest	—	(5,467)

Non-GAAP adjusted selling, general and administrative	$207,140	$218,797

	Three Months Ended September 30, 2014	Three Months Ended September 30, 2013
Loss on disposition	$—	$5,885
Loss on disposition	—	(5,885)

Non-GAAP adjusted loss on disposition	$—	$—

	Three Months Ended September 30, 2014	Three Months Ended September 30, 2013

Interest and other income (expense), net	$(60,741)	$(62,288)
Less adjustments:
Restructuring charges	143	111

Interest expense recorded in connection with fees paid for certain debt modifications and the termination of our senior secured credit facility	363	364
Interest accretion associated with acquisition-related compensation charges	102	98
Bargain purchase gain associated with the acquisition of the Liberty business	—	39

Non-GAAP adjusted interest and other income (expense), net	$(60,133)	$(61,676)

	Three Months Ended September 30, 2014	Three Months Ended September 30, 2013

Provision (benefit) for income taxes	$76,648	$(14,980)
Add: Income tax effects on Non-GAAP adjustments	(50,497)	37,477

Non-GAAP adjusted provision for income taxes	$26,151	$22,497

	Three Months Ended September 30, 2014	Three Months Ended September 30, 2013

Equity earnings of unconsolidated entities, net of tax	$6,277	$5,753
Less adjustments:
Amortization of acquisition-related intangible assets	132	147
Loss on sale of equity investment	457	—
Income tax effects on items above	—	—

Non-GAAP adjusted equity earnings of unconsolidated entities, net of tax	$6,866	$5,900

Alere Inc. and Subsidiaries

Reconciliations to Non-GAAP Adjusted P&L Categories

(in thousands)

	Nine Months Ended September 30, 2014	Nine Months Ended September 30, 2013

Net revenue	$2,189,824	$2,255,333
Adjustment related to acquired software license contracts	1,116	1,770

Non-GAAP adjusted net revenue	$2,190,940	$2,257,103

Cost of net revenue	$1,154,057	$1,136,846
Less adjustments:
Amortization of acquisition-related intangible assets	(48,109)	(53,737)
Restructuring charges	(6,821)	(4,908)
Stock-based compensation expense	(863)	(797)
Non-cash charge associated with acquired inventory	—	(1,880)

Non-GAAP adjusted cost of net revenue	$1,098,264	$1,075,524

Non-GAAP adjusted gross profit	$1,092,676	$1,181,579

	Nine Months Ended September 30, 2014	Nine Months Ended September 30, 2013

Research and development	$114,855	$120,860
Less adjustments:
Amortization of acquisition-related intangible assets	(3,721)	(3,729)
Restructuring charges	(8,488)	(1,745)
Stock-based compensation expense	340	(2,641)

Non-GAAP adjusted research and development	$102,986	$112,745

	Nine Months Ended September 30, 2014	Nine Months Ended September 30, 2013

Selling, general and administrative	$857,525	$882,527
Less adjustments:
Amortization of acquisition-related intangible assets	(145,896)	(178,952)
Restructuring charges	(25,462)	(12,977)
Stock-based compensation expense	(7,228)	(11,024)
Compensation charges associated with acquisition-related contingent consideration obligations	(1,673)	(2,032)
Acquisition-related costs	(695)	(1,772)
Fair value adjustments to acquisition-related contingent consideration	(17,042)	(16,295)
Costs associated with potential business dispositions	(20,763)	—
Costs associated with proxy contest	—	(5,467)

Non-GAAP adjusted selling, general and administrative	$638,766	$654,008

	Nine Months Ended September 30, 2014	Nine Months Ended September 30, 2013
Loss on disposition	$638	$5,885
Loss on disposition	(638)	(5,885)

Non-GAAP adjusted loss on disposition	$—	$—

	Nine Months Ended September 30, 2014	Nine Months Ended September 30, 2013

Interest and other income (expense), net	$(157,564)	$(211,532)
Less adjustments:
Restructuring charges	376	228
Interest expense recorded in connection with fees paid for certain debt modifications and the termination of our senior secured credit facility	1,091	2,126

Interest accretion associated with acquisition-related compensation charges	295	258
Non-cash write-off of an investment	—	5,110

Bargain purchase gain associated with the acquisition of the Liberty business	—	(8,023)
Expense associated with extinguishment of debt	—	35,767

Non-GAAP adjusted interest and other income (expense), net	$(155,802)	$(176,066)

	Nine Months Ended September 30, 2014	Nine Months Ended September 30, 2013

Provision (benefit) for income taxes	$63,109	$(30,359)
Add: Income tax effects on Non-GAAP adjustments	2,693	111,405

Non-GAAP adjusted provision for income taxes	$65,802	$81,046

	Nine Months Ended September 30, 2014	Nine Months Ended September 30, 2013

Equity earnings of unconsolidated entities, net of tax	$13,716	$13,238
Less adjustments:
Amortization of acquisition-related intangible assets	430	448
Loss on sale of equity investment	457	—
Income tax effects on items above	—	—

Non-GAAP adjusted equity earnings of unconsolidated entities, net of tax	$14,603	$13,686

Alere Inc. and Subsidiaries

Reconciliations of Gross Profit/Margin to Non-GAAP Adjusted Gross Profit/Margin

(in thousands)

	Three Months Ended		Three Months Ended		Three Months Ended
Alere Consolidated	September 30, 2013 (1)		June 30, 2014 (1)		September 30, 2014

Net revenue	$753,320		$737,416		$736,246
Adjustment related to acquired software license contracts	535		373		324

Non-GAAP adjusted net revenue	753,855		737,789		736,570

Cost of net revenue	384,003		396,594		393,387
Less adjustments:
Amortization of acquisition-related intangible assets	17,979		15,972		15,972
Stock-based compensation expense	287		285		291
Non-cash charge associated with acquired inventory	708		—		—
Restructuring charges	3,556		292		5,654

Non-GAAP adjusted cost of net revenue	361,473		380,045		371,470

Non-GAAP adjusted gross profit/margin	$392,382	52.1%	$357,744	48.5%	$365,100	49.6%

	Three Months Ended		Three Months Ended		Three Months Ended
Professional Diagnostics Segment	September 30, 2013		June 30, 2014		September 30, 2014

Net product sales and services revenue	$587,313		$578,077		$581,759
Adjustment related to acquired software license contracts	535		373		324

Non-GAAP adjusted net product sales and services revenue	587,848		578,450		582,083

Cost of net revenue	286,481		307,001		308,467
Less adjustments:
Amortization of acquisition-related intangible assets	15,245		15,053		15,081
Stock-based compensation expense	287		285		291
Non-cash charge associated with acquired inventory	708		—		—
Restructuring charges	3,422		220		5,654

Non-GAAP adjusted cost of net revenue	266,819		291,443		287,441

Non-GAAP adjusted gross profit/margin	$321,029	54.6%	$287,007	49.6%	$294,642	50.6%

	Three Months Ended		Three Months Ended		Three Months Ended
Health Information Solutions Segment	September 30, 2013 (1)		June 30, 2014 (1)		September 30, 2014

Net product sales and services revenue	$133,671		$125,288		$123,857

Cost of net revenue	72,764		67,145		63,470
Less adjustments:
Amortization of acquisition-related intangible assets	2,522		894		866
Restructuring charges	134		72		—

Non-GAAP adjusted cost of net revenue	70,108		66,179		62,604

Non-GAAP adjusted gross profit/margin	$63,563	47.6%	$59,109	47.2%	$61,253	49.5%

Note:

(1)	Restated to reflect the impact of discontinued operations

Alere Inc. and Subsidiaries

Reconciliation of Net Loss to Non-GAAP EBITDA

(in thousands)

	Three Months Ended	Nine Months Ended
	September 30, 2014	September 30, 2014

Net Loss (1)	$(86,455)	(142,161)
Less: Income from discontinued operations, net of tax	7,045	2,047

Loss from continuing operations	(93,500)	(144,208)

Adjustment related to acquired software license contracts	324	1,116
Income tax provision (benefit)	76,648	63,109
Depreciation and amortization	96,048	291,190
Interest, net	51,765	155,104
Non-cash stock-based compensation expense	3,169	7,751
Non-cash fair value adjustments to acquisition-related contingent consideration	(5,537)	17,042
Loss on sale of equity investment	457	457
Loss on disposition	—	638

Non-GAAP EBITDA	$129,374	$392,199

(1)	Net loss for the three months and nine months ended September 30, 2014 includes non-interest related restructuring charges of $17.7 million and $40.7 million, $0.3 million and $0.7 million of acquisition costs and $6.2 million and $20.8 million of costs associated with potential business dispositions, respectively, which have not been added back for purposes of computing Non-GAAP EBITDA.

Alere Inc. and Subsidiaries

Reconciliation of Net Cash Provided by Operating Activities to Non-GAAP Free Cash Flow

(in thousands)

	Three Months Ended	Nine Months Ended
	September 30, 2014	September 30, 2014

Net cash provided by operating activities	$91,720	$216,887
Capital expenditures	(28,807)	(80,456)

Non-GAAP free cash flow	$62,913	$136,431

Alere Inc. and Subsidiaries

Discontinued Operations

(in thousands)

	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended
	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014

Net product sales and services revenue	$596	$625	$562	$582	$461	$527	$690
License and royalty revenue	—	—	—	—	—	—	—

Net revenue	596	625	562	582	461	527	690
Cost of net revenue	427	1,221	1,233	2,925	1,307	1,431	7,440

Gross profit (loss)	169	(596)	(671)	(2,343)	(846)	(904)	(6,750)

Operating expenses:
Research and development	892	700	—	—	—	—	—
Sales and marketing	804	831	909	837	829	706	694
General and administrative	2,693	2,392	3,705	2,847	1,429	3,241	(7,913)

Operating loss	(4,220)	(4,519)	(5,285)	(6,027)	(3,104)	(4,851)	469
Interest and other income (expense), net	(15)	(0)	(1)	(2)	(1)	(31)	(29)

Loss before benefit for income taxes	(4,235)	(4,519)	(5,286)	(6,029)	(3,105)	(4,882)	440
Benefit for income taxes	(1,684)	(1,733)	(2,063)	(2,402)	(1,210)	(1,779)	(6,605)

Income (loss) from discontinued operations, net of taxes	$(2,551)	$(2,786)	$(3,223)	$(3,627)	$(1,894)	$(3,103)	$7,045

Certain items included above:
Amortization of intangible assets:
Cost of net revenue	$—	$514	$257	$2,022	$471	$471	$18,430
Sales and marketing	—	50	25	19	—	—	—
General and administrative	—	6	3	3	3	3	29

Change in fair value of contingent consideration:
General and administrative	1,700	100	900	600	(1,350)	100	(25,071)

	1,700	670	1,185	2,644	(876)	574	(6,612)
Provision (benefit) for income taxes	(663)	(253)	(458)	(1,002)	348	(217)	(4,291)

Total	$1,037	$417	$727	$1,642	$(528)	$357	$(10,903)